EXHIBIT 99.3

                DEFENSE TECHNOLOGY SYSTEMS, INC. AND SUBSIDIARIES

                       UNAUDITED PRO FORMA FINANCIAL DATA



The following interim unaudited pro forma financial statements are based upon the application of pro forma adjustments to the Defense Technology Systems, Inc. ("DFTS" or the "Company") historical consolidated financial statements. The Company is providing this information because the effect of the April 1, 2005 acquisition of a 51% interest in Digital Computer Integration Corporation ("DCI") on the Company's financial information is considered material.

The interim unaudited pro forma statement of operations for the nine months ended March 31, 2005 has been prepared to give pro forma effect to the DCI acquisition as if it occurred on July 1, 2004. The interim unaudited pro forma balance sheet data as of March 31, 2005, has been prepared to give effect to the DCI acquisition as if it had occurred on March 31, 2005.

The pro forma adjustments and preliminary allocation of purchase price are based upon internal valuations and estimates. The unaudited pro forma financial statements are for informational purposes only and should not be considered indicative of the actual results that would have been achieved had the transaction described above actually been completed on the dates indicated and should not be taken as representative of the future consolidated results of operations or financial position of DFTS.

The following data should be read in conjunction with the historical financial statements included in the Company's previous filings with the Securities and Exchange Commission.

The following unaudited pro forma condensed combined statement of operations is preliminary and subject to change based on finalization of other applicable post-closing adjustments that are not expected to be significant.












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



                DEFENSE TECHNOLOGY SYSTEMS, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              As of March 31, 2005

                                                             Defense        Digital
                                                            Technology      Computer
                                                             Systems,     Integration       Pro Forma        Pro Forma
                                                               Inc.          Corp.         Adjustments        Combined
                                                          -------------- --------------  ---------------   --------------
                          ASSETS
CURRENT ASSETS
   Cash                                                   $        7,232         31,646                    $       48,878
   Accounts receivable                                            79,661         43,246                           122,907
   Inventory                                                           0        242,129                           242,129
   Prepaid expenses and other current assets                       2,152         20,100                            22,252
                                                          -------------- --------------                    --------------
          Total current assets                                    99,045        337,121                           436,166
                                                          -------------- --------------                    --------------
PROPERTY, PLANT AND EQUIPMENT
   (Net of accumulated depreciation)                              12,035         36,653                            48,688
                                                          -------------- --------------                    --------------
          Total property, plant and equipment                     12,035         36,653                            48,688
                                                          -------------- --------------                    --------------
OTHER ASSETS
   Investment in subsidiaries                                          0              0  a)    6,000,000
                                                                                         b)   (6,000,000)               0
   Goodwill                                                            0              0  b)    4,220,411        4,221,411
   Other                                                          52,329        247,718                           300,047
                                                          -------------- --------------                    --------------
          Total other assets                                      52,329        247,718                         4,520,458
                                                          -------------- --------------                    --------------
Total Assets                                              $       16,409 $      621,492                    $    5,005,312
                                                          ============== ==============                    ==============
           LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                       $    1,586,142 $      123,983                    $    1,710,125
   Accrued expenses                                            1,118,775        356,325                         1,475,100
   Other expenses payable                                        400,686          6,406                           407,092
   Short-term notes payable - related party                    1,025,025      1,545,388                         2,570,413
                                                          -------------- --------------                    --------------
          Total current liabilities                            4,130,628      2,032,102                         6,162,730
                                                          -------------- --------------                    --------------
LONG-TERM DEBT
   Accrued preferred stock dividends                             119,411              0                           119,411
   Long-term note payable - related party                         95,850              0                            95,850
                                                          -------------- --------------                    --------------
          Total long-term debt                                   215,261              0                           215,261
                                                          -------------- --------------                    --------------
Total Liabilities                                              4,345,889      2,032,102                         6,377,991
                                                          -------------- --------------                    --------------
Noncontrolling interest in consolidated subsidiary                     0              0  b)     1,709,801       1,709,801
                                                          -------------- --------------                    --------------
STOCKHOLDERS' EQUITY
  Preferred stock, $0.01 par value; 5,000,000 shares
      authorized; 1,192 issued and outstanding                 1,192,000              0  a)     6,000,000      7,192,000
  Common stock, $0.001, $0.01 par value; 40,000,000 and
      50,000,000 shares authorized; 38,791,034 and
      4,350,000 shares issued and outstanding                     38,791         43,500  b)       (43,500)         38,791
   Additional paid-in capital                                  8,574,743      4,900,000  b)    (4,900,000)      8,574,743
    Note receivable - stockholder                                      0     (4,900,000)                       (4,900,000)
    Less: treasury stock at cost                                       0       (171,500) b)       171,500               0
   Accumulated deficit                                       (13,988,014)    (1,282,610) b)     1,282,610     (13,988,014)
                                                                                                           --------------
          Total stockholders' equity                          (4,182,480)    (1,410,610)                      (3,082,480)
                                                          -------------- --------------                    --------------

Total Liabilities and  Stockholders' Equity               $      163,409 $      621,492                         5,005,312
                                                          ============== ==============                    ==============

                   The accompanying notes are an integral part
                     of the pro-forma financial statements

                DEFENSE TECHNOLOGY SYSTEMS, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        Nine Months ended March 31, 2005


                                                   Defense           Digital
                                                 Technology         Computer        Pro Forma      Pro Forma
                                                  Systems,         Integration     Adjustments     Combined
                                                    Inc.              Corp.
                                              ----------------- ----------------- ------------  ----------------
REVENUES
   Sales                                      $         757,221 $       2,315,931               $      3,073,152
                                              ----------------- -----------------               ----------------

          Total revenues                                757,221         2,315,931                      3,073,152

COST OF SALES
   Cost of sales                                        577,540         2,050,324                      2,627,864
                                              ----------------- -----------------               ----------------

          Gross margin                                  179,681           265,607                        445,288
                                              ----------------- -----------------               ----------------

OPERATING EXPENSES
   General and administrative                           524,344           681,321                      1,205,665
                                              ----------------- -----------------               ----------------

          Total operating expenses                      524,344           681,321                      1,205,665
                                              ----------------- -----------------               ----------------

Operating loss                                         (344,663)         (415,714)                      (760,377)
                                              ----------------- -----------------               ----------------

OTHER INCOME (EXPENSE)
   Other income                                           5,064                 0                          5,064
   Litigation loss                                     (150,000)                0                       (150,000)
   Write off of statutorily-barred liabilities        1,303,685                 0                      1,303,685
   Accrued dividends on preferred stock                 (76,512)                0                        (76,512)
   Interest income                                            0           144,966                        144,966
   Interest expense                                    (294,128)         (143,112)                      (437,240)
                                              ----------------- -----------------               ----------------

          Total other income (expense)                  788,109             1,854                        789,963
                                              ----------------- -----------------               ----------------

Net income (loss)                             $         443,446          (413,860)              $         29,586
                                              ================= =================               ================


                   The accompanying notes are an integral part
                     of the pro-forma financial statements

                        DEFENSE TECHNOLOGY SYSTEMS, INC.
         NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


1.   Pro Forma Changes

     On April 6, 2005, Defense Technology Systems, Inc. (the "Company") entered into an agreement with NewMarket Technology, Inc. ("NMKT"), a Nevada corporation, to acquire 51% of Digital Computer Integration Corporation ("DCI"). The business combination is accounted for as an acquisition. The Company issued 600,000 shares of Class C Convertible Preferred Stock ($0.01 par value) and 3,400,000 shares of Class D Preferred Stock ($0.01 par value) to NMKT in consideration of this acquisition.


2.   Pro Forma Adjustments

     a) 600,000 shares of DFTS Class C Convertible Preferred Stock and 3,400,000 shares of DFTS Class D Preferred Stock issued in exchange for 51% of the issued and outstanding common shares of DCI.

     b) Eliminate investment in subsidiaries, retained deficit and common stock of subsidiairies, and record noncontrolling interest.
















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